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Exhibit 10.7

                        SECOND AMENDMENT TO FIRST SERIES
                          LEASE AND SECURITY AGREEMENTS

         THIS SECOND AMENDMENT TO FIRST SERIES LEASE AND SECURITY AGREEMENTS (hereinafter designated "Amendment") is made by and between ELDER CARE OPERATORS OF YORK, LLC ("York"), a Delaware limited liability company, ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC ("Lakemont Farms"), a Delaware limited liability company, ELDER CARE OPERATORS OF HILLIARD, LLC ("Hilliard"), a Delaware limited liability company, ELDER CARE OPERATORS OF MURFREESBORO, LLC ("Murfreesboro"), a Delaware limited liability company, ELDER CARE OPERATORS OF BRISTOL, LLC ("Bristol"), a Delaware limited liability company, ELDER CARE OPERATORS OF AKRON, LLC ("Akron"), a Delaware limited liability company (York, Lakemont Farms, Hilliard, Murfreesboro, Bristol, and Akron being hereinafter sometimes individually referred to as a "Tenant" and collectively referred to as the "Tenants"), and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("NHP") and MLD DELAWARE TRUST ("MLD"), a Delaware business trust, and joined herein by BALANCED CARE CORPORATION ("BCC"), a Delaware corporation, and ELDER CARE OPERATORS, LLC ("Elder Care"), a Delaware limited liability company, solely for purposes of acknowledging and consenting to this Amendment, based upon the following facts:

                                    Recitals

         A. NHP (as landlord under 4 separate leases), MLD (as landlord under 2 separate leases), the Tenants (as individual tenants under separate leases), Elder Care, and/or BCC have previously entered into a series of six (6) transactions, as specifically set forth in Exhibit "A" attached hereto and included herein for all purposes as though fully set forth (hereinafter individually referred to as a "Transaction" and collectively referred to as the "Transactions"), each of which included the purchase, lease, and development of certain tracts or parcels of real property, together with all improvements thereon, all personal property to be leased therewith, and all appurtenances thereto (hereinafter individually referred to as a "Property" and collectively referred to as the "Properties").

         B. As a part of the Transactions, (i) the Properties were each leased from NHP or MLD by the applicable Tenant, pursuant to the terms and conditions set forth in a lease and security agreement (hereinafter individually referred to as a "Lease" and collectively referred to as the "Leases"), which Leases were all amended pursuant to the provisions of a First Amendment to Lease and Security Agreements, entered into by and between all the

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parties hereto and made effective as of the respective execution dates of the
Leases; (ii) Elder Care, which owns all or part of the membership interests in each of the Tenants, guaranteed the obligations of the applicable Tenants under each of the Leases pursuant to a lease guaranty (collectively, the "Lease Guaranties"); (iii) as additional security for the obligations of Tenants under each respective Lease, BCC entered into working capital assurance agreements with NHP or MLD (collectively, the "Capital Agreements"), whereby BCC agreed to make working capital loans to the applicable Tenant, and as further security, NHP or MLD are party to deposit pledge agreements (collectively, the "Deposit Agreements") whereby each applicable Tenant pledges a minimum amount of capital as a working capital reserve for its operations; (iv) each Property has been or is being developed, used, and licensed (by the State in which such Property is located) as an assisted living facility, personal care home, independent living facility, or similar adult care facility (hereinafter individually referred to as a "Facility" and collectively referred to as the "Facilities"), including any applicable ancillary services for independent living, skilled nursing, rehabilitation, or Alzheimer's or dementia care; (v) BCC DEVELOPMENT AND MANAGEMENT CO. ("Developer"), a Delaware corporation wholly owned by BCC, acted or is acting as developer of each of the Properties, pursuant to the terms and conditions of development agreements (hereinafter individually referred to as a "Development Agreement" and collectively referred to as the "Development Agreements") entered into by and between Developer and NHP or MLD; (vi) BCC guaranteed the obligations of Developer under each respective Development Agreement and the completion of all improvements contemplated in such Development Agreements, pursuant to a guaranty agreement with NHP or MLD (collectively, the "Development Guaranties"), (vii) each of the Tenants entered into a management agreement with a newly formed subsidiary of BCC, whereby such BCC subsidiary agreed to manage the respective Facility on behalf of the respective Tenant (such BCC subsidiaries being hereinafter collectively referred to as the "Managers"), (viii) BCC indemnified NHP or MLD with respect to possible environmental hazards on each applicable Property by means of environmental indemnification agreements (collectively, the "Environmental Indemnifications"), and (ix) NHP or MLD, as applicable, granted rights of first refusal to BCC with respect to any proposed sales of the Properties, by means of right of first refusal agreements (hereinafter individually referred to as a "Refusal Agreement" and collectively referred to as the "Refusal Agreements").

         C. Due to changing market conditions, NHP, Akron, Elder Care, and BCC have mutually determined it is not practical to

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continue the development of a Facility on the Akron, Ohio Property at this time.

         D. It has been determined by the parties that it is necessary and desirable to amend each of the Leases in the manner set forth in this Amendment.

                                    Amendment

         NOW, THEREFORE, the parties to this Amendment hereby agree to amend the Leases as follows:

         1. Definitions. All provisions of the Leases, as previously amended, shall remain in full force and effect as if restated herein, except as such provisions may clearly conflict with the terms of this Amendment, and any words or phrases (other than as amended in Section 2 of this Amendment) which are defined terms in the Leases shall have the same meaning in this Amendment as such words or phrases have in the Leases.

         2. Amendment of Section 2.1.2 of the Leases. Notwithstanding any other provision of any of the Leases to the contrary, the parties hereto, in their respective capacities as Landlord, Tenant, and/or guarantor under the respective Leases, agree that the current language of Section 2.1.2 of each of the Leases is hereby deleted in its entirety and replaced with the following language:

                  "2.1.2  Post-Construction Minimum Rent.

                                    (i) If the Reset Date occurs prior to April
                  19, 1999, then for the period beginning with the Reset Date and ending at 12:00 P.M. on April 18, 1999, the monthly Minimum Rent with respect to the total of (A) the Land Cost plus (B) all advances under the Development Agreement for Work plus (C) all accrued but unpaid Construction Period Minimum Rent shall be reset at an amount equal to one-twelfth (1/12) of the product of (I) the total of the Land Cost plus such advances made for Work plus accrued but unpaid Construction Period Minimum Rent, times (II) three hundred thirty (330) basis points over the twenty (20) day average 10 year United States Treasury rate in effect on the Reset Date ("Interim Post-Construction Minimum Rent").

                                    (ii) For the period beginning as of the
                  later of the Reset Date or April 19, 1999, the monthly Minimum Rent with respect to the total of (A) the Land Cost plus

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                  (B) all advances under the Development Agreement for Work plus
                  (C) all accrued but unpaid Construction Period Minimum Rent plus (D) all accrued but unpaid Interim Post-Construction Minimum Rent, if any, shall be reset at an amount equal to one-twelfth (1/12) of the product of (I) the total of the Land Cost plus such advances made for Work plus accrued but unpaid Construction Period Minimum Rent, plus accrued but unpaid Interim Post-Construction Minimum Rent, times (II) the greater of (x) three hundred thirty (330) basis points over the twenty (20) day average 10 year United States Treasury rate in effect on the Reset Date, or (y) ten and 21/100 percent (10.21%) (the sum of the Interim Post-Construction Minimum Rent, if any, plus the Minimum Rent as calculated under this Section 2.1.2(ii) being sometimes collectively referred to herein as "Initial Term Post-Construction Minimum Rent")."

         3. Amendment of the Akron, Ohio Lease. Notwithstanding any other provision of the Akron, Ohio Lease to the contrary, Akron, NHP, Elder Care, and BCC, in their respective capacities as Landlord, Tenant, or guarantor under the Akron, Ohio Lease, and pursuant to their respective interests under the various transaction documents described in the recitals hereto, hereby acknowledge and agree that the Akron, Ohio Lease is hereby amended by inserting at the end thereof the following provisions:

         "44. Suspension of Development of Facility. Due to changing market conditions, the parties have mutually agreed not to proceed with development or construction of a Facility on the Real Property at this time. Therefore, notwithstanding any other provisions in this Lease to the contrary, the parties agree as follows:

         (A) Landlord and Developer will not be obligated to complete development or construction of a Facility on the Real Property, and Tenant and Manager will not be required to maintain or license such Facility, until or unless Landlord determines, in its sole and absolute discretion, that it is economically desirable to build a Facility on the Property, and gives Tenant and Developer written notice of such its intent to complete construction of a Facility on the Real Property ("Construction Notice");

         (B) Until or unless Landlord gives Tenant and Developer a Construction Notice, Landlord will have the right, but not the obligation, to terminate this Lease and sell the Real Property, with or without Tenant's consent (but subject to the terms and conditions of that certain Right of First Refusal

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         Agreement previously entered into by and between BCC and Landlord, dated March 31, 1998). In the event Landlord elects to terminate this Lease and sell the Property, Landlord will give Tenant and Developer written notice of such election ("Sale Notice");

         (C) Until or unless Landlord gives Tenant a Sale Notice, Minimum Rent, Additional Rent, and Construction Period Minimum Rent will continue to be deferred and accrue as otherwise provided in Section 2 of this Lease;

         (D) Until or unless Landlord gives Tenant and Developer a Construction Notice, the Completion Date (as referenced in the first paragraph of Section 2.1.1 of this Lease and Section 2.5 of the Development Agreement) shall be deemed not to have occurred. The parties acknowledge that a new Completion Date will be set as soon as possible following Tenant's and Developer's receipt of said Construction Notice, which Completion Date will be no later than one (1) calendar year from the date Developer is deemed to have received said Construction Notice; and

         (E) In the event Landlord gives Tenant a Sale Notice, then (i) the Lease will be treated as having been terminated as of the date ("Notice Date") Landlord is deemed to have given Tenant such Sale Notice (pursuant to the provisions of Section 15 of this Lease), (ii) Minimum Rent, Additional Rent, and Construction Period Minimum Rent will cease to accrue as of the Notice Date and will be prorated in the month in which the Sale Notice is deemed to have been given to Tenant on the basis of a thirty (30) day month and actual days elapsed, (iii) Tenant will comply with all provisions related to termination set forth in this Lease, including, without limitation, Section 14 hereof."

                       [FOLLOWING PAGE IS SIGNATURE PAGE]

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         This Amendment is made as of June 30, 1999, to be effective with respect to each of the individual Leases as of the date of execution for each such Lease, as set forth in Exhibit "A" hereto.

                                   "NHP"

                                   NATIONWIDE HEATH PROPERTIES, INC., a
                                   Maryland corporation

                                   By: /s/ Gary E. Stark
                                        Gary E. Stark, Vice President

                                   "MLD"

                                   MLD DELAWARE TRUST, a Delaware
                                   business trust

                                   By: /s/ Mark L. Desmond
                                        Mark L. Desmond, Trustee

                                   "York"

                                   ELDER CARE OPERATORS OF YORK, LLC,
                                   a Delaware limited liability company

                                   By:    Elder Care Operators, LLC, a
                                          Delaware limited liability
                                          company, its sole member

                                          By: /s/ Kevin L. Sherry
                                               Kevin L. Sherry, sole member
                                               and President

                                   "Lakemont Farms"

                                   ELDER CARE OPERATORS OF LAKEMONT
                                   FARMS, LLC, a Delaware limited
                                   liability company

                                   By:    Elder Care Operators, LLC, a
                                          Delaware limited liability
                                          company, its sole member

                                          By: /s/ Kevin L. Sherry
                                               Kevin L. Sherry, sole member
                                               and President

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                                   "Hilliard"

                                   ELDER CARE OPERATORS OF HILLIARD,
                                   LLC, a Delaware limited liability
                                   company

                                   By:       Elder Care Operators, LLC, a
                                             Delaware limited liability
                                             company, its sole member

                                         By: /s/ Kevin L. Sherry
                                              Kevin L. Sherry, sole member and
                                              President

                                   "Murfreesboro"

                                   ELDER CARE OPERATORS OF MURFREESBORO,
                                   LLC, a Delaware limited liability
                                   company

                                   By:       Elder Care Operators, LLC, a
                                             Delaware limited liability
                                             company, its sole member

                                         By: /s/ Kevin L. Sherry
                                              Kevin L. Sherry, sole member and
                                              President

                                   "Bristol"

                                   ELDER CARE OPERATORS OF BRISTOL, LLC,
                                   a Delaware limited liability company

                                   By:       Elder Care Operators, LLC, a
                                             Delaware limited liability
                                             company, its sole member

                                         By: /s/ Kevin L. Sherry
                                              Kevin L. Sherry, sole member and
                                              President


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                                   "Akron"

                                   ELDER CARE OPERATORS OF AKRON, LLC, a
                                   Delaware limited liability company

                                   By:       Elder Care Operators, LLC, a
                                             Delaware limited liability
                                             company, its sole member


                                         By: /s/ Kevin L. Sherry
                                              Kevin L. Sherry, sole member and
                                              President

                                   ACKNOWLEDGED, AGREED AND CONSENTED TO:

                                   "BCC"

                                   BALANCED CARE CORPORATION,
                                   a Delaware corporation


                                   By: /s/ Robin L. Barber
                                        Robin L. Barber, Senior Vice
                                        President and Legal Counsel

                                   "Elder Care"

                                   ELDER CARE OPERATORS, LLC,
                                   a Delaware limited liability company


                                   By: /s/ Kevin L. Sherry
                                        Kevin L. Sherry, sole member and
                                        President

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                                   EXHIBIT "A"
                                       TO
                   AMENDMENT TO LEASE AND SECURITY AGREEMENTS


                               SCHEDULE OF LEASES


Landlord/Tenant                         Name & Location of Facility


MLD/York                                Outlook Pointe at York
                                        Knob Hill Road, York Township,
                                        York County, Pennsylvania
                                        Lease Execution Date: March 27, 1998

MLD/Lakemont Farms                      Outlook Point at Lakemont Farms
                                        Washington Pike, South Fayette
                                        Township, Allegheny County,
                                        Pennsylvania
                                        Lease Execution Date: March 27, 1998

NHP/Murfreesboro                        Outlook Pointe at Murfreesboro
                                        U.S. Hwy 231, Murfreesboro,
                                        Rutherford County, Tennessee
                                        Execution Date: March 27, 1998

NHP/Bristol                             Outlook Pointe at Bristol
                                        Meadow View Road, Bristol,
                                        Sullivan County, Tennessee
                                        Execution Date: March 31, 1998

NHP/Hilliard                            Outlook Pointe at Hilliard
                                        Constitution Blvd., Hilliard,
                                        Franklin County, Ohio
                                        Execution Date: March 27, 1998

NHP/Akron                               Outlook Pointe at Akron
                                        South Hawkins Avenue, Akron,
                                        Summit County, Ohio
                                        Execution Date: March 31, 1998